FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Current:
Marketable securities	$ 518	$ 563
Foreign currency forward contracts	79	34
Cross currency interest rate swaps	58	22
Loans and receivables	47	68
Other	38	11
Total current	740	698
Non-current:
Marketable securities	168	97
Foreign currency forward contracts	24	81
Cross currency interest rate swaps	202	262
Loans and receivables	63	259
Other	79	10
Total non-current	$ 536	$ 709